UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2012

BIOSCRIP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

                                                                                                                                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

On March 9, 2012, BioScrip, Inc. (the “Company”) issued a press release reporting its 2011 fourth quarter and year-end financial results. A copy of that press release and a transcript of the call are furnished with this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The press release includes certain non-GAAP financial measures as described therein. As required by Regulation G, reconciliation between any non-GAAP financial measures presented and the most directly comparable GAAP financial measures is also provided.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 and Exhibit 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1                      BioScrip, Inc. press release dated March 9, 2012.

99.2                      Transcript of BioScrip, Inc. earnings release conference call on March 9, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: March 15, 2012		/s/ Richard M. Smith
	By:	Richard M. Smith
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	BioScrip, Inc. press release dated March 9, 2012.

99.2	Transcript of BioScrip, Inc. earnings release conference call on March 9, 2012.